UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007
The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices, including ZIP code)
(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01. Other Events.
          On November 15, 2007, The Manitowoc Company, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriter agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 4,000,000 shares of the Company’s common stock at a price per share of $39.48 to the public, less an underwriting discount of $0.1974 per share. The Public Offering is expected to close on November 21, 2007. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.
          The common stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-147371) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
          On November 15, 2007, the Company also issued a press release announcing the pricing of the Public Offering. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.
          In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated November 15, 2007, a preliminary prospectus supplement, dated November 14, 2007, and a prospectus, dated November 14, 2007, relating to the Public Offering described above, the Company is filing as exhibits to this Current Report an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of common stock being offered in the Public Offering.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
(1.1)	Underwriting Agreement, dated November 15, 2007, by and between The Manitowoc Company, Inc. and Morgan Stanley & Co. Incorporated.

(5.1)	Opinion of Foley & Lardner LLP, dated November 15, 2007.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of The Manitowoc Company, Inc. dated November 15, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
Date: November 16, 2007	By:	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(1.1)	Underwriting Agreement, dated November 15, 2007, by and between The Manitowoc Company, Inc. and Morgan Stanley & Co. Incorporated.

(5.1)	Opinion of Foley & Lardner LLP, dated November 15, 2007.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of The Manitowoc Company, Inc. dated November 15, 2007.